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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): November 19, 2004
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                           GTECH Holdings Corporation
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             (Exact name of Registrant as specified in its Charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

                       1-11250                   05-0450121
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      (Commission File Number)            (IRS Employer Identification Number)

              55 Technology Way, West Greenwich, Rhode Island 02817
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 401-392-1000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communication pursuant to Rule 425 under the Securities
          Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 204.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))
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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 19, 2004, GTECH Holdings Corporation ("GTECH") completed the offering of $300 million aggregate principal amount of senior notes to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. The senior notes sold consisted of $150 million aggregate principal amount of 4.50% senior notes due 2009 (the "4.50% notes") and $150 million aggregate principal amount of 5.25% senior notes due 2014 (the "5.25% notes"). In connection with this note offering, GTECH entered into an indenture and a registration rights agreement, which are described in the following paragraphs.

The notes were issued under an indenture, dated as of November 19, 2004, among GTECH, as issuer of the notes; GTECH Corporation, its direct subsidiary, and GTECH Rhode Island Corporation and GTECH Latin America Corporation, which are subsidiaries of GTECH Corporation, each as guarantors; and SunTrust Bank, as trustee under the indenture. The indenture and the form of notes, which are attached as exhibits to the indenture, provide, among other things, that the 4.50% notes will bear interest at a rate of 4.50% per year, and the 5.25% notes will bear interest at a rate of 5.25% per year, in each case payable semi-annually in arrears on June 1 and December 1 of each year, beginning June 1, 2005.

The notes are fully and unconditionally guaranteed by the three subsidiary guarantors mentioned above. If, for any reason, GTECH does not make payment of the principal of, interest or any other amounts required under the notes or the indenture when due, whether at maturity, upon redemption or by acceleration or otherwise, the subsidiary guarantors will cause the payment to be made to or to the order of the trustee. In addition, if GTECH Corporation's revolving credit facility is guaranteed in the future by additional subsidiary guarantors, GTECH will be required to cause those subsidiaries to also guarantee the notes.

The notes are unsecured and unsubordinated obligations of GTECH and will rank equally in right of payment with each other and with all of GTECH's other existing and future unsecured and unsubordinated indebtedness. The guarantees will be unsecured and unsubordinated obligations of the subsidiary guarantors and will rank equally in right of payment with all of each subsidiary guarantor's existing and future unsecured and unsubordinated indebtedness, except to the extent prescribed by law.

Under the terms of the indenture and the notes, GTECH may redeem prior to maturity all or a part of the notes at any time and from time to time at a redemption price equal to the greater of (1) 100% of the principal amount of the notes being redeemed and (2)
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the sum of the present values of the principal amount and the remaining scheduled payments of interest on the notes, discounted from their respective scheduled payment dates to the redemption date on a semiannual basis at the treasury rate (as defined in the indenture) plus 15 basis points, in the case of the 4.50% notes, or 20 basis points, in the case of the 5.25% notes; plus, in each case, accrued interest to the redemption date.

The indenture contains certain restrictive covenants for the benefit of the holders of the notes. These covenants generally restrict GTECH's and the subsidiary guarantors' ability, with certain exceptions, to incur certain debt secured by liens; to engage in certain sale and leaseback transactions; and to merge, consolidate or transfer substantially all of its or their assets.

For each series of note, the indenture and the notes include, as events of default, the failure to pay interest on such series of note for 30 days past the applicable due date; the failure to pay principal of such series of note when due; failure to perform other covenants under the notes and the indenture within 90 days after written notice from the trustee or from the holders of 25% of the principal amount of the applicable series of notes; acceleration of other debt instruments or default on principal payments under such debt instruments, in each case in amounts of $30 million or more; and certain other events.

SunTrust Bank is the trustee under the indenture. GTECH and certain of its subsidiaries may maintain customary banking and lending relationships with the trustee from time to time.

In connection with the completion of the note offering, GTECH entered into a registration rights agreement, dated as of November 19, 2004, with the initial purchasers of the notes: Banc of America Securities LLC, Citigroup Global Markets Inc., Scotia Capital (USA) Inc., Calyon Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Commerzbank Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc., SunTrust Capital Markets, Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated. The initial purchasers and certain of their affiliates have engaged in, and may in the future engage in, various financial advisory, commercial banking, investment banking and other commercial dealings in the ordinary course of business with GTECH and its affiliates. In addition, Banc of America Securities LLC is the sole book manager and a joint lead arranger, and its affiliate Bank of America, N.A. is the administrative agent, swing line lender and letter of credit issuer, under GTECH's credit facility.

Under the registration rights agreement, GTECH and the subsidiary guarantors granted
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noteholders certain exchange and registration rights with respect to the notes.
GTECH agreed to use its best efforts to: (1) file a registration statement within 60 days after the issue date of the notes enabling noteholders to exchange the notes for publicly registered notes with substantially identical terms; (2) cause the registration statement to become effective within 150 days after the issue date of the notes; (3) effect exchange offers of notes for registered notes within 180 days after the issue date of the notes; and (4) file a shelf registration statement for the resale of the notes if it cannot effect the exchange offers within the time periods listed above and in other circumstances described in the agreement.

GTECH intends to use the net proceeds from this offering for general corporate purposes, which may include funding future acquisitions.

The indenture is filed as Exhibit 4.1 to this report, and the registration rights agreement is filed as Exhibit 4.2 to this report. The summaries of these agreements above are qualified in their entirety by reference to the agreements attached to this report.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure under Item 1.01 of this report relating to the notes issued by GTECH pursuant to the indenture is also responsive to Item 2.03 of this report and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

4.1 Indenture, dated as of November 19, 2004, by and among GTECH Holdings Corporation, as issuer; GTECH Corporation, GTECH Rhode Island Corporation and GTECH Latin America Corporation, as guarantors; and SunTrust Bank, as trustee.

4.2 Registration Rights Agreement, dated November 19, 2004, by and among Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the several initial purchasers, and GTECH Holdings Corporation, GTECH Corporation, GTECH Rhode Island Corporation and GTECH Latin America Corporation.
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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GTECH HOLDINGS CORPORATION


                                      By:       /s/ Michael K. Prescott
                                               ---------------------------------
                                               Michael K. Prescott
                                               Vice President and
                                               Deputy General Counsel

Dated:  November 22, 2004
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                                  Exhibit Index

Exhibit Number                         Description
--------------                         -----------
4.1                     Indenture, dated as of November 19, 2004, by and among
                        GTECH Holdings Corporation, as issuer; GTECH
                        Corporation, GTECH Rhode Island Corporation and GTECH
                        Latin America Corporation, as guarantors; and SunTrust
                        Bank, as trustee.

4.2 Registration Rights Agreement, dated November 19, 2004, by and among Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the several initial purchasers, and GTECH Holdings
                        Corporation, GTECH Corporation, GTECH Rhode Island
                        Corporation and GTECH Latin America Corporation.